UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2005

PERRY ELLIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21764	59-1162998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 N.W. 107th Avenue Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 592-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 25, 2005, Perry Ellis International, Inc. (the “Company”) announced the resignation of Douglas Jakubowski, President of the Company’s Perry Ellis Menswear subsidiary. Paul F. Rosengard, incoming president of the Company’s premium brands, effective August 1, 2005, will oversee all aspects of the Perry Ellis Menswear business until a replacement for Mr. Jakubowski is named.

A copy of the Company’s press release dated July 26, 2005 is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Exhibits

Exhibit Number	Description of Exhibits
99.1	Press Release of Perry Ellis International, Inc. dated July 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRY ELLIS INTERNATIONAL, INC.

Date: July 26, 2005	By:	/s/ Rosemary B. Trudeau
	Name:	Rosemary B. Trudeau
	Title:	VP Finance

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Press Release of Perry Ellis International, Inc. dated July 26, 2005